                                                                                                                                                                                                                                                                                                        Exhibit 99.2
ManpowerGroup Third Quarter Results October 21, 2013

Forward-Looking Statements This presentation contains statements, including financial projections, that are forward-looking in nature. These statements are based on managements’ current expectations or beliefs, and are subject to known and unknown risks and uncertainties regarding expected future results. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the ManpowerGroup Inc. Annual Report on Form 10-K dated December 31, 2012, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings. Any forward-looking statements in this presentation speak only as of the date hereof. The Company assumes no obligation to update or revise any forward-looking statements. *

As Reported Excluding Non-recurring Items Q3 Financial Highlights 0% 0% Revenue $5.2B 0% CC 0% CC Revenue $5.2B 10 bps 10 bps Gross Margin 16.5% 37% 44% Operating Profit $162M 36% CC 43% CC Operating Profit $162M 80 bps 100 bps OP Margin 3.1% 49% 59% EPS $1.18 49% CC 59% CC EPS $1.18 Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site. Consolidated Financial Highlights * Excludes the impact of restructuring charges of $8.1M in Q3 2013. (1)

EPS Bridge – Q3 vs. Guidance Midpoint Includes restructuring charges as follows: Americas ($1.1M), Southern Europe ($0.6M), Northern Europe ($2.4M), APME ($1.1M), Right Management ($2.9M) (1) * + 0.01 + 0.10 + 0.05 - 0.01 + 0.02

(in millions of USD) OUP as Reported Restructuring OUP excluding Restructuring Americas 45.7 4.0% 1.1 46.8 4.1% Southern Europe 73.1 3.8% 0.6 73.7 3.8% Northern Europe 50.3 3.5% 2.4 52.7 3.6% APME 19.2 3.2% 1.1 20.3 3.4% Right Management 4.5 5.8% 2.9 7.4 9.5% Corporate Expenses (21.9) - (21.9) Intangible Amortization Expense (8.5) - (8.5) Operating Profit 162.4 3.1% 8.1 170.5 3.3% Operating Unit Profit by Segment Q3 2013 *

Consolidated Gross Margin Change *

* $854M Growth in CC % Business Line Gross Profit – Q3 2013 █ Manpower █ Experis █ ManpowerGroup - Total █ ManpowerGroup Solutions █ Right Management

SG&A Expense Bridge – Q3 YoY (in millions of USD) * Productivity Gain 13.2% % of Revenue 14.3% % of Revenue

SG&A Expense Bridge –YTD YoY (in millions of USD) * Productivity Gain 13.8% % of Revenue 14.4% % of Revenue

Simplification Plan Savings Cost recalibration well ahead of target. Further productivity improvement as we refine delivery opportunity. 2013 SG&A savings in P/L $80M $150M 2013 SG&A run rate reduction $125M $180M 2013 restructuring charges $50M-$60M $75-$80M Initial Revised Target Estimate

As Reported Excluding Non-recurring Items Q3 Financial Highlights 0% 0% Revenue $1.1B 1% CC 1% CC Revenue $1.1B 29% 32% OUP $46M 30% CC 33% CC OUP $46M 90 bps 100 bps OUP Margin 4.0% * (1) Americas Segment (22% of Revenue) Included in these amounts is the US, which had revenue of $762M (flat) and OUP of $34.3M (+40%). Excludes the impact of restructuring charges of $1.1M in Q3 2013. Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. (2)

Americas – Q3 Revenue Growth YoY * Revenue Growth - CC Revenue Growth % of Segment Revenue 67% 13% 5% 15%

As Reported Excluding Non-recurring Items Q3 Financial Highlights 5% 5% Revenue $1.9B 1% CC 1% CC Revenue $1.9B 53% 54% OUP $73M 44% CC 45% CC OUP $73M 120 bps 120 bps OUP Margin 3.8% * (1) Southern Europe Segment (37% of Revenue) Included in these amounts is France, which had revenue of $1.4B (-4% CC) and OUP of $58.4M (+52% CC), or $58.6M (+52% CC) excluding the impact of restructuring charges in Q3 2013. Excludes the impact of restructuring charges of $0.6M in Q3 2013. (2)

Southern Europe – Q3 Revenue Growth YoY * Revenue Growth - CC Revenue Growth % of Segment Revenue 74% 14% 5% 7% (1) On an organic basis, Spain revenue increased 9% (3% in CC).

As Reported Excluding Non-recurring Items Q3 Financial Highlights 1% 1% Revenue $1.4B 0% CC 0% CC Revenue $1.4B 18% 24% OUP $50M 17% CC 22% CC OUP $50M 50 bps 60 bps OUP Margin 3.5% * Northern Europe Segment (28% of Revenue) (1) Excludes the impact of restructuring charges of $2.4M in Q3 2013.

Northern Europe – Q3 Revenue Growth YoY * Revenue Growth - CC Revenue Growth % of Segment Revenue 31% 22% 13% 10% 17% 7%

As Reported Excluding Non-recurring Items Q3 Financial Highlights 13% 13% Revenue $601M 1% CC 1% CC Revenue $601M 7% 2% OUP $19M 5% CC 11% CC OUP $19M 20 bps 40 bps OUP Margin 3.2% APME Segment (12% of Revenue) * (1) Excludes the impact of restructuring charges of $1.1M in Q3 2013.

APME – Q3 Revenue Growth YoY * Revenue Growth - CC Revenue Growth % of Segment Revenue 38% 24% 38%

* Right Management Segment (1% of Revenue) As Reported Excluding Non-recurring Items Q3 Financial Highlights 4% 4% Revenue $77M 2% CC 2% CC Revenue $77M 21% 30% OUP $4M 13% CC 36% CC OUP $4M 120 bps 250 bps OUP Margin 5.8% (1) Excludes the impact of restructuring charges of $2.9M in Q3 2013.

(in millions of USD) 2013 2012 Net Earnings 187 144 Non-cash Provisions and Other 108 105 Change in Operating Assets/Liabilities (183) (264) Capital Expenditures (34) (48) Free Cash Flow 78 (63) Change in Debt (266) 41 Acquisitions of Businesses net of cash acquired (18) (46) Proceeds from Share-Based Awards 66 5 Repurchases of Common Stock - (44) Dividends Paid (36) (34) Effect of Exchange Rate Changes 2 8 Other 15 (3) Change in Cash (159) (136) Cash Flow Summary – 9 months YTD *

Balance Sheet Highlights * Total Debt ($ in millions) Total Debt to Total Capitalization Total Debt Net Debt

Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - € 350M 4.505% Jun 2018 473 - Revolving Credit Agreement 1.45% Oct 2016 - 799 Uncommitted lines and Other Various Various 43 404 Total Debt 516 1,203 Credit Facilities – September 30, 2013 (in millions of USD) * (1) (3) The $800M agreement requires that we comply with a Leverage Ratio (Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a Debt-to-EBITDA ratio of 0.74 and a fixed charge coverage ratio of 2.36 as of September 30, 2013. As of September 30, 2013, there were $0.9M of standby letters of credit issued under the agreement. As of October 15, 2013, we amended our revolving credit agreement to reduce the facility size to $600M and extend the termination date to October 2018. Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $446.9M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. (2) (2)

Revenue Total Flat/Down 2% (Up/Down 1% CC) Americas Flat/Down 2% (Flat/Up 2% CC) Southern Europe Up 3-5% (Flat/Up 2% CC) Northern Europe Up/Down 1% (Flat/Down 2% CC) APME Down 13-15% (Down 1-3% CC) Right Management Right Management Down 3-5% (Down 1-3% CC) Gross Profit Margin Gross Profit Margin 16.5 – 16.7% Operating Profit Margin Operating Profit Margin 3.2 – 3.4% Tax Rate Tax Rate 38% – 39% EPS (before restructuring charges of $12-17M) EPS (before restructuring charges of $12-17M) $1.18 – $1.26 (unfavorable $0.01 currency) Fourth Quarter Outlook *

Recalibrating Costs Simplify in Four Areas

Questions *